UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 1, 2020

EyePoint Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51122	26-2774444
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

480 Pleasant Street

Watertown, MA 02472

(Address of Principal Executive Offices, and Zip Code)

(617) 926-5000

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	EYPT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On August 1, 2020, EyePoint Pharmaceuticals, Inc. (the “Company”) entered into a Commercial Alliance Agreement (the “Agreement”) with ImprimisRx, LLC (“Imprimis”), a wholly-owned subsidiary of Harrow Health, Inc., pursuant to which the Company granted Imprimis the non-exclusive right to co-promote DEXYCU® (dexamethasone intraocular suspension) 9% for the treatment of post-operative inflammation following ocular surgery in the U.S.

Pursuant to the Agreement, the Company will pay Imprimis a fee calculated based on the quarterly sales of DEXCYU in excess of predefined volumes to customers of Imprimis in the U.S. The co-promotion of DEXCYU in the U.S. will be supervised by a (i) a commercialization committee and (ii) a joint steering committee, each composed of an equal number of representatives from the Company and Imprimis. Under the terms of the Agreement, Imprimis shall use commercially reasonable efforts to promote and market DEXCYU in the U.S. Imprimis has also agreed to dedicate sales representatives, sub-agents and approved contractors to promote DEXCYU on a full time basis.

Subject to early termination, the Agreement expires on August 1, 2025. Subject to specified notice periods and specified limitations, either party may terminate the Agreement in the event of (i) uncured material breach by the other party or (ii) if DEXCYU ceases to have “pass-through” payment status. In addition, subject to certain limitations, Imprimis may terminate the Agreement (i) for convenience subject to an extended specified notice period or (ii) in the event the Company undergoes a change of control. The Company may terminate the Agreement, subject to specified notice periods and specified limitations, if Imprimis fails to achieve certain minimum sales levels during specified periods.

The foregoing is a summary description of certain terms of the Agreement, is not complete and is qualified in its entirety by reference to the text of the Agreement, which the Company expects to file as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ending September 30, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EyePoint Pharmaceuticals, Inc.

Date: August 6, 2020	By:	/s/ Nancy Lurker
	Name:	Nancy Lurker
	Title	President and Chief Executive Officer